CLEARWATER INVESTMENT TRUST

CLEARWATER CORE EQUITY FUND
CLEARWATER SMALL COMPANIES FUND
CLEARWATER TAX-EXEMPT BOND FUND
CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE PROSPECTUS (“PROSPECTUS”)
DATED APRIL 30, 2013

The date of this Supplement is January 13, 2014.

Important Notice Regarding Change in Executive Officers and Trustees

At a meeting of the Board of Trustees of the Clearwater Investment Trust (“Trust”) on December 6-7, 2013, the Board of Trustees of the Trust approved the appointment of Sara G. Dent as a Trustee of the Trust and Lauren L. Kern as Chief Compliance Officer of the Trust. The Board of Trustees also elected Frederick T. Weyerhaeuser as Secretary of the Trust. The appointment of Ms. Dent to the Board of Trustees became effective upon her acceptance of her appointment as a Trustee at the meeting on December 6, 2013. The appointments of Ms. Kern and Mr. Weyerhaeuser became effective immediately following the meeting on December 7, 2013.

Accordingly, the Prospectus is amended as follows.

1.	On the last page of the Prospectus, the information under “EXECUTIVE OFFICERS” is deleted and replaced with the following:

Justin H. Weyerhaeuser, President and Treasurer
Frederick T. Weyerhaeuser, Secretary

2.	On the last page of the Prospectus, the information under “TRUSTEES” is deleted and replaced with the following:

Sara G. Dent
James E. Johnson
Charles W. Rasmussen
Laura E. Rasmussen
Edward R Titcomb III
Frederick T. Weyerhaeuser
Justin H. Weyerhaeuser

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CLEARWATER INVESTMENT TRUST

CLEARWATER CORE EQUITY FUND
CLEARWATER SMALL COMPANIES FUND
CLEARWATER TAX-EXEMPT BOND FUND
CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED APRIL 30, 2013, as supplemented

The date of this Supplement is January 13, 2014.

Important Notice Regarding Change in Executive Officers and Trustees of the Clearwater Investment Trust (“Trust”)
and Change in Permitted Investments of the Clearwater International Fund (the “Fund”)

Effective December 7, 2013, the Board of Trustees of the Trust approved a change to the Fund’s permitted investments to permit the Fund to invest in corporate debt obligations.

Accordingly, the first paragraph in the section titled “INVESTMENT OBJECTIVES AND POLICIES—FIXED INCOME SECURITIES” in the SAI is deleted and replaced with the following:

Corporate Debt Obligations (Core Equity Fund, Small Companies Fund and International Fund only). Core Equity Fund, Small Companies Fund and International Fund each may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Each of Small Companies Fund and International Fund may invest in long-term fixed income securities (with maturities exceeding ten years) and intermediate-term fixed income securities (with maturities ranging from one to ten years) and all three Funds may invest in short-term fixed income securities (with maturities of less than one year). Core Equity Fund invests in short-term fixed income securities primarily for temporary defensive purposes. Because fixed income securities tend to decrease in value when interest rates rise and increase in value when interest rates fall, each Fund’s performance may be affected by its subadviser’s ability to anticipate and respond to fluctuations in market interest rates.

At a meeting of the Board of Trustees of the Trust on December 6-7, 2013, the Board of Trustees of the Trust approved the appointment of Sara G. Dent as a Trustee of the Trust and Lauren L. Kern as Chief Compliance Officer of the Trust. The Board of Trustees also elected Frederick T. Weyerhaeuser as Secretary of the Trust. The appointment of Ms. Dent to the Board became effective upon her acceptance of her appointment as a Trustee at the meeting on December 6, 2013. The appointments of Ms. Kern and Mr. Weyerhaeuser became effective immediately following the meeting on December 7, 2013.

1.	The table under the section titled “EXECUTIVE OFFICERS AND TRUSTEES—Information about the Funds’ Executive Officers and Interested Trustees” is amended by appending the following to the beginning of the chart:
Sara G. Dent (55)* 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee	Tenure: December 2013 – Present Term: Indefinite	Private Investor	4	None
2.	The following statement is added to directly following the chart in the section titled “EXECUTIVE OFFICERS AND TRUSTEES—Information about the Funds’ Executive Officers and Interested Trustees”:
*	Sara G. Dent is an interested Trustee due to her mother’s level of ownership of voting securities in two of the Funds in the Trust.
3.	The table under the section titled “EXECUTIVE OFFICERS AND TRUSTEES—Information about the Funds’ Executive Officers and Interested Trustees” is amended by replacing the row of information regarding Jennifer D. Lammers with the following:
Lauren L. Kern (52) 30 East 7th Street, Saint Paul, Minnesota 55101	Chief Compliance Officer	Tenure: December 2013 – Present Term: Reappointed Annually	Compliance & Client Account Manager, Fiduciary Counselling, Inc. (May 2011-Present), Senior Compliance & Internal Controls Analyst, Fiduciary Counselling, Inc. (2010 – May 2011), Compliance Analyst, Thrivent Financial for Lutherans (2007 – 2010)	N/A	N/A
4.	The following is added following the ninth sentence in the first paragraph of the section titled “EXECUTIVE OFFICERS AND TRUSTEES—Responsibilities of the Board of Trustees”:

Sarah G. Dent has an extensive background in both the financial services industry and business management.

5.	The introductory sentence to the chart in the section titled “EXECUTIVE OFFICERS AND TRUSTEES—Responsibilities of the Board of Trustees” is deleted and replaced with the following:

Set forth below is information concerning investments in the Funds by each Trustee (then serving) as of December 31, 2012.

6.	The first paragraph under the section titled “EXECUTIVE OFFICERS AND TRUSTEES—Compensation of Trustees and Officers” is deleted and replaced with the following:

The Trustees generally meet four times per year. Each Trustee is paid a $2,000 annual retainer, $2,000 per meeting attended in person, and $500 if attending via telephone. For committee meetings, Trustees are paid $250 if such committee meeting occurs separately from a regularly scheduled Trustee meeting. Members of the Audit Committee are paid $500 for the meeting during which the annual report to shareholders and the results of the annual audit are reviewed with the independent auditors. Justin H. Weyerhaeuser, who serves as the President and Treasurer of the Trust, receives an additional retainer of $90,000, and James E. Johnson, who serves as Chairman of the Board of Trustees, receives an additional retainer of $10,000. Expenses incurred by Trustees in attending meetings are reimbursed. Such Trustee fees and expenses are reimbursed or paid for by CMC under the advisory agreements. The following table sets forth the amounts of compensation received by each Trustee (then serving) related to Trustee services during the year ended December 31, 2012. As of the most recent fiscal year end, the Funds did not pay any fees to Ms. Dent, who was not yet serving as a Trustee.

7.	On the last page of the SAI, the information under “EXECUTIVE OFFICERS” will be deleted and replaced with the following:

Justin H. Weyerhaeuser, President and Treasurer
Frederick T. Weyerhaeuser, Secretary

8.	On the last page of the SAI, the information under “TRUSTEES” is deleted and replaced with the following:

Sara G. Dent
James E. Johnson
Charles W. Rasmussen
Laura E. Rasmussen
Edward R Titcomb III
Frederick T. Weyerhaeuser
Justin H. Weyerhaeuser

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.